UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2009 (November 29, 2009)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

5307 W. Loop 289
Lubbock, Texas 79414
 (Address of principal executive offices) (Zip Code)

806-771-5212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Background

As previously disclosed, on November 20, 2009, Xfone, Inc. (the “Company”) entered into an agreement (the “Agreement”) with Mr. David Sela and Blokshtil Ltd. (jointly and/or severally, “Blokshtil”) for the sale of the Company's holdings (69%) in its majority-owned Israel-based subsidiary, Xfone 018 Ltd. (the “Holdings”). The Agreement became effective on November 22, 2009, upon its approval by the Company's and Xfone 018's boards of directors.

Pursuant to the Agreement, the Company agreed to sell the Holdings to Blokshtil for an aggregate purchase price of $6,900,000, payable in NIS in two installments.

For the purpose of timely performance of the first installment, in full, Blokshtil deposited with Xfone, upon execution of the Agreement, a check in the amount of NIS 11,400,000 (the “Check”).

Recent Development

On November 29, 2009, the Company was informed that the Check was returned due to insufficient funds. The failure to deliver good funds constitutes a fundamental breach of the Agreement (“Blokshtil Breach of Agreement”). The Company is currently reviewing its options and remedies under the Agreement and/or any applicable law.

The Agreement was signed in Hebrew.  A copy of the Agreement, translated from Hebrew, is attached hereto as exhibit 10.133 to this Current Report on Form 8-K.

Item 8.01 Other Events

On December 13, 2007, Xfone, Inc. (the “Company”) issued Series A Bonds in an amount of NIS 100,382,100 (the “Bonds”). The terms of the Bonds provide that the principal amount of the Bonds shall be repaid in eight (8) equal payments on December 1st of each of the years of 2008-2015 (inclusive), and the interest amount for the Bonds shall be paid in semi-annual payments on June 1st and December 1st of each of the years of 2008-2015 (inclusive). The next payment of principal and interest on the Bonds (the “Upcoming Payment”) is due on December 1, 2009.

On December 1, 2009 the Company shall pay the Bond holders a total amount of NIS 10,000,000 in connection with the Upcoming Payment. The remaining portion of the Upcoming Payment, in an amount of approximately NIS 7,400,000, shall be paid by the Company no later than December 14, 2009, together with any accrued interest for delay, if applicable, all in accordance with the terms and conditions of the Bonds.

Due to the Blokshtil Breach of Agreement, the Company had to rearrange its resources, and therefore it shall complete the Upcoming Payment on or before December 14, 2009.

Item 9.01                       Financial Statements and Exhibits

(a)            Not applicable.
(b)            Not applicable.
(c)            Not applicable.
(d)            Exhibits

Exhibit No.	Description
10.133	Agreement dated November 20, 2009 between Xfone, Inc., David Sela and Blokshtil Ltd. (English translation).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: November 30, 2009	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Director

INDEX OF EXHIBITS

Exhibit No.	Description
10.133	Agreement dated November 20, 2009 between Xfone, Inc., David Sela and Blokshtil Ltd. (English translation).